UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021
_____________________

CORNING INCORPORATED
(Exact name of registrant as specified in charter)
_____________________

New York	1-3247	16-0393470
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 974-9000

(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock	GLW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Corning Incorporated (the “Company”) was held in Corning, New York, on April 29, 2021, to vote on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal 1. Election of Directors. The following Directors were elected by the affirmative vote of a majority of the votes cast:

				Broker
Name	Votes For	Votes Against	Abstain	Non-Votes
Donald W. Blair	545,824,396	2,337,209	1,067,218	99,628,860
Leslie A. Brun	502,617,411	45,581,517	1,029,895	99,628,860
Stephanie A. Burns	491,137,586	57,141,435	949,802	99,628,860
Richard T. Clark	535,786,830	12,363,106	1,078,887	99,628,860
Robert F. Cummings, Jr.	532,734,731	15,401,521	1,092,571	99,628,860
Roger W. Ferguson, Jr.	537,108,257	11,118,279	1,002,287	99,628,860
Deborah A. Henretta	542,929,750	5,326,772	972,301	99,628,860
Daniel P. Huttenlocher	546,073,356	2,091,650	1,063,817	99,628,860
Kurt M. Landgraf	524,766,593	23,390,553	1,071,677	99,628,860
Kevin J. Martin	541,109,948	7,055,146	1,063,729	99,628,860
Deborah D. Rieman	521,720,555	26,542,465	965,803	99,628,860
Hansel E. Tookes II	513,221,525	34,870,524	1,136,774	99,628,860
Wendell P. Weeks	519,721,085	25,092,855	4,414,883	99,628,860
Mark S. Wrighton	542,208,110	5,954,723	1,065,990	99,628,860

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal 2. Advisory Vote to Approve the Company’s Executive Compensation (“Say on Pay”):

			Broker
Votes For	Votes Against	Abstain	Non-Votes
496,084,124	50,192,383	2,952,316	99,628,860

Proposal 3. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2021:

			Broker
Votes For	Votes Against	Abstain	Non-Votes
625,536,820	22,307,679	1,013,184	99,628,860

Proposal 4. Approval of the 2021 Long-Term Incentive Plan:

			Broker
Votes For	Votes Against	Abstain	Non-Votes
528,531,600	18,584,845	2,112,378	99,628,860

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

	By:	/s/ Linda E. Jolly
	Name:	Linda E. Jolly
	Title:	Vice President and Corporate Secretary

Date: April 29, 2021